Exhibit 99.1

Agenus and Bristol Myers Squibb Announce Exclusive Global License

for Agenus’ Anti-TIGIT Bispecific Antibody Program

Agenus to receive a $200 million upfront payment and up to $1.36 billion in milestone payments

NEW YORK & LEXINGTON, Mass.— May 18, 2021— Bristol-Myers Squibb Company (NYSE: BMY) and Agenus Inc. (NASDAQ: AGEN) today announced that they have entered into a definitive agreement under which Bristol Myers Squibb will be granted a global exclusive license to Agenus’ proprietary bispecific antibody program, AGEN1777, that blocks TIGIT and a second undisclosed target. AGEN1777 is an Fc-enhanced antibody in late preclinical development designed to target major inhibitory receptors expressed on T and NK cells to improve anti-tumor activity. In preclinical studies this approach has shown significant potential in tumor models where anti-PD-1 or anti-TIGIT monospecific antibodies alone are ineffective.

Under the agreement, Bristol Myers Squibb will become solely responsible for the development and any subsequent commercialization of AGEN1777 and its related products worldwide. Agenus will receive a $200 million upfront payment and up to $1.36 billion in development, regulatory and commercial milestones in addition to tiered double-digit royalties on net product sales. Agenus will retain options to conduct clinical studies under the development plan, to conduct combination studies with certain other Agenus pipeline assets, and also, upon commercialization, to co-promote AGEN1777 in the US. The agreement is subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Agenus expects to file an Investigational New Drug (“IND”) application for the development of AGEN1777 with the U.S. Food and Drug Administration in the second quarter of 2021. Bristol Myers Squibb intends to advance the research and development of AGEN1777 in immuno-oncology (“I-O”) for high priority tumor indications including non-small cell lung cancer.

“AGEN1777’s differentiated mechanism of action provides the potential for potent anti-tumor activity; catalyzing our clinical TIGIT strategy aimed at serving more patients with unmet needs in cancer” said Debbie Law, D.Phil., Senior Vice President, Head of Tumor Microenvironment Thematic Research Center, Bristol Myers Squibb. “We look forward to working with Agenus to develop this important therapy as we continue to combat I-O resistance.”

“We are pleased to partner with Bristol Myers Squibb to develop and commercialize AGEN1777. Their stellar record of success in this area has been an important determinant for our decision to enter into this transaction,” said Garo Armen, PhD, Chairman and Chief Executive Officer of Agenus. “Through such transactions we are able to balance between advancing our portfolio with highly qualified collaborators, while retaining our other innovations for speedy development and commercialization by Agenus.”

About AGEN1777

AGEN1777 is a potentially first-in-class bispecific anti-TIGIT antibody engineered with an enhanced Fc region for high binding affinity and improved T and NK cell activation.

About Agenus

Agenus is a clinical-stage immuno-oncology company focused on the discovery and development of therapies that engage the body’s immune system to fight cancer. The Company’s vision is to expand the patient populations benefiting from cancer immunotherapy by pursuing combination approaches that leverage a broad repertoire of antibody therapeutics, adoptive cell therapies (through its AgenTus Therapeutics subsidiary), and proprietary cancer vaccine platforms. The Company is equipped with a suite of antibody discovery platforms and a state-of-the-art GMP manufacturing facility with the capacity to support clinical programs. Agenus is headquartered in Lexington, MA. For more information, please visit www.agenusbio.com and our Twitter handle @agenus_bio. Information that may be important to investors will be routinely posted on our website and Twitter.

Agenus Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws, including statements regarding clinical development and regulatory plans and timelines related to AGEN1777 and other programs, potential receipt of development, regulatory and commercial milestones and the potential clinical benefit of such programs. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others, the factors described under the Risk Factors section of our most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the Securities and Exchange Commission. Agenus cautions investors not to place considerable reliance on the forward-looking statements contained in this release. These statements speak only as of the date of this press release, and Agenus undertakes no obligation to update or revise the statements, other than to the extent required by law. All forward-looking statements are expressly qualified in their entirety by this cautionary statement.

About Bristol Myers Squibb

Bristol Myers Squibb is a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. For more information about Bristol Myers Squibb, visit us at BMS.com or follow us on LinkedIn, Twitter, YouTube, Facebook and Instagram.

Bristol Myers Squibb Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding, among other things, the research, development and commercialization of pharmaceutical products and the license agreement. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Such forward-looking statements are based on historical performance and current expectations and projections about our future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond our control and could cause our future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. These risks, assumptions, uncertainties and other factors include, among others, that the expected benefits of, and opportunities related to, the license agreement may not be realized by Bristol Myers Squibb or may take longer to realize than anticipated and that Bristol Myers Squibb may fail to discover and develop any commercially successful product candidates through the license agreement. No forward-looking statement can be guaranteed. Forward-looking statements in this press release should be evaluated together with the many risks and uncertainties that affect Bristol Myers Squibb’s business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2020, as updated by our subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. The forward-looking statements included in this document are made only as of the date of this document and except as otherwise required by applicable law, Bristol Myers Squibb undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Contacts

Bristol Myers Squibb

Media:

media@bms.com

Investors:

Tim Power, 609-252-7509, timothy.power@bms.com

Nina Goworek, 908-673-9711, nina.goworek@bms.com

Agenus

Media:

Kimberly Ha, KKH Advisors, 917-291-5744, kimberly.ha@kkhadvisors.com

Investors:

Jan Medina, CFA, Agenus, 781-674-4490, Jan.Medina@agenusbio.com